As filed with the Securities and Exchange Commission on July 24, 2019

1933 Act Registration No. 333-167073
1940 Act Registration No. 811-22417

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	☐
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 66	☒

and/or

Registration Statement Under the Investment Company Act of 1940	☐
Amendment No. 67	☒

Destra Investment Trust

(Exact name of registrant as specified in charter)

444 West Lake Street, Suite 1700

Chicago, Illinois 60606-0070

(Address of Principal Executive Offices)

(630) 241-4200

(Registrant’s Telephone Number)

Jane Hong Shissler, Esq.

Destra Capital Advisors LLC

444 West Lake Street, Suite 1700

Chicago, IL 60606-0070

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☒ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

August 7, 2019

Destra Granahan Small Cap Advantage Fund

Class	Ticker Symbol
Class A	DGASX
Class I	DGISX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Destra Granahan Small Cap Advantage Fund’s (“Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.destracapital.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.destracapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 844-9DESTRA (933-7872) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

SECTION 1	FUND SUMMARY

Destra Granahan Small Cap Advantage Fund

Investment Objective

The investment objective of Destra Granahan Small Cap Advantage Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other mutual funds advised by Destra Capital Advisors LLC (“Destra” or the “Adviser”). Investors purchasing Class I shares as “clean shares” may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” page 17 of this Prospectus, in Appendix A to this Prospectus and in “Purchases” on page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses[1]	0.64%	0.64%
Total Annual Fund Operating Expenses	1.99%	1.74%
Fee Waiver[2]	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver	1.75%	1.50%

1.	“Other Expenses” are estimated for the current fiscal year.
2.	The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, interest, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), do not exceed 1.75%, and 1.50% of the Fund’s average daily net assets attributable to Class A shares and Class I shares, respectively. The arrangement will continue in effect until January 28, 2029, may be terminated or modified prior to that date only with the approval of the Fund’s Board of Trustees (“Board”) and will automatically continue in effect for successive twelve-month periods thereafter. Any fee waived and/or expense assumed by the Adviser pursuant to the arrangement is subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if such reimbursement results in the Fund exceeding an expense ratio equal to the Fund’s then-current expense caps or the expense caps that were in place at the time the fee was waived and/or expense assumed by the Adviser.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed		Not Redeemed
Share Class	1 year	3 years	1 year	3 years
Class A	$620	$976	$620	$976
Class I	$153	$474	$153	$474

This example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Information about the Fund’s portfolio turnover will be provided once the Fund has an operating history.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of issuers with small market capitalization (the “80% Policy”). The Fund considers issuers with small market capitalization to be those that, at the time the Fund makes an investment, have a similar market capitalization to those companies included in the Russell 2000® Growth Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies for purposes of the 80% Policy. The Russell 2000® Growth Index is a stock market index that measures the performance of approximately 2,000 small capitalization U.S. companies. As of May 10, 2019, the median market capitalization of the Russell 2000® Growth Index was approximately $908 million. As of May 10, 2019, the range of market capitalizations of issuers included in the Russell 2000® Growth Index was $27.2 million to $9.78 billion. The Fund may satisfy its 80% Policy by investing in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”) that invest primarily in securities of the types in which the Fund may invest directly.

The Fund’s investments primarily consist of equity and equity-related securities, including, without limitation, exchange-traded and over-the-counter common and preferred stocks, U.S. dollar-denominated American Depositary Receipts (“ADRs”), warrants to acquire common stock, securities convertible into common stock and shares of other investment companies (including ETFs and real estate investment trusts (“REITs”). The Fund’s investments may include investments in non-U.S. securities and securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside of the United States.

The Fund’s sub-adviser, Granahan Investment Management, Inc. (the “Sub-Adviser” or “GIM”), pursues the Fund’s investment objective by using in-depth, bottom-up, fundamental research and analysis to uncover what it believes are compelling investment opportunities in all areas of the U.S. small cap market.

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In addition, the Sub-Adviser employs a proprietary “LifeCycle” investment program to assist it with diversifying the Fund’s holdings and seeking to mitigate portfolio risks. Pursuant to this program, each company in which the Sub-Adviser might invest is placed into one of three categories: (i) Core Growth, (ii) Pioneer, or (iii) Special Situation. Although the Sub-Adviser retains flexibility in selecting the LifeCycle category for each prospective investment, the Sub-Adviser generally intends to allocate approximately 25-45% of the Fund’s assets to Pioneers; 20-35% of the Fund’s assets to Core Growth; and 30-45% to Special Situations. The general characteristics of each category are described below.

● Pioneers. Pioneers are companies that the Sub-Adviser believes are creating new markets or disrupting established industries. Pioneer companies frequently do not have earnings at the time of the Sub-Adviser’s investment. The Fund’s investments in pioneer companies may be concentrated in businesses operating in the biotechnology, medical technology and information technology sectors. The Fund’s investments in companies in the biotechnology, medical technology and information technology sectors are subject to substantial risks, which are described in “Health Care Sector Risk” and “Information Technology and Technology-Related Sectors Risk” below.

● Core Growth. Core growth companies are generally those that the Sub-Adviser believes have solid records of growth, recurring revenues and good visibility on earnings.

● Special Situations. Special situation companies are typically those that have unimpressive histories and new dynamics that could drive earnings growth. The Fund’s investments in special situation companies may be concentrated in industrial and cyclical growth companies.

The Sub-Adviser believes that each of these LifeCycle categories has distinct performance drivers and that investing in companies in each category provides diversity in the Fund’s portfolio. Once the Sub-Adviser has classified a prospective Fund investment, it focuses on stock selection as the primary means to add value for the Fund. The Sub-Adviser aims to select investments across the three LifeCycle categories that are market leaders (or are taking market share) and exhibit potential for strong and/or accelerating growth. The Sub-Adviser uses an investment management approach whereby portfolio managers with distinct expertise manage portions of the Fund’s portfolio that relate to such expertise. The Sub-Adviser believes that this approach mitigates some of the volatility of a sole-managed portfolio and allows for direct accountability for results of the Fund by each portfolio manager.

The Fund is actively-managed and, accordingly, it may have a high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Active Management Risk: The Fund is an actively-managed portfolio and its success depends upon the investment skills and analytical abilities of the Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Cybersecurity Risk: As the use of internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational and information security issues relating to cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks (such as denial of service attacks) that are meant to make network services unavailable to their intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its Adviser, Sub-Adviser, administrator, transfer agent or custodian, as applicable, or issuers in which a Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

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Equity Securities Risk: The Fund’s investments in equity and equity-related securities are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. The number of issuers in the Fund’s portfolio will vary over time.

General Fund Investing Risks: The Fund is not a complete investment program and you may lose money by investing in the Fund. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Investment Style Risk: Different investment styles (e.g., “growth” or “value”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities, which is limited to 15% of its net assets, may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

New Fund Risk: The Fund is new and has no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board might determine to liquidate the Fund.

Non-U.S. Investments Risk: The Fund may invest in income-producing or preferred U.S. dollar-denominated ADRs, U.S. dollar-denominated non-U.S. stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States. ADRs are receipts issued by a bank or trust company to evidence ownership of the underlying securities issued by non-U.S. companies. Investments in non-U.S. issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because non-U.S. issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such non-U.S. issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. In addition, European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in/or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

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Portfolio Turnover Risk: The Fund’s strategy may frequently involve buying and selling portfolio securities to - depending on the Sub-Adviser’s assessment of each holding’s risk/reward. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Sector Risk: The Fund may, at times, invest a significant portion of its total assets in securities of companies conducting business within one or more of the same economic sectors or industries, including the consumer discretionary, heath care, industrials and information technology sectors. Companies in the same sector or industry may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector or industry than a fund that invests more broadly. In particular, the Fund may be most susceptible to the sector and/or industry risks listed below.

●	Consumer Discretionary Risk: Companies in the consumer discretionary sector are subject to risks associated with fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others.

●	Health Care Sector Risk: Companies in the health care sector—which generally includes companies in the health sciences and biotechnology sectors—are subject to substantial risks relating to government regulation, restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures and the rising cost of medical products and services, among others. The performance of such companies may also be affected by government regulation, the ability of a party to obtain and protect patents, product liability and rapid product obsolescence caused by progressive scientific and technological advances.

●	Industrials Sector Risk: Companies in the industrials sector are subject to risks associated with changes in supply and demand for their products and for industrial sector products in general, including declines in demand for such products due to rapid technological developments and frequent new product introduction. The performance of such companies may also be affected by factors relating to government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

●	Information Technology and Technology-Related Sectors Risk: Investments in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors)—which generally include companies in the software and internet sectors—are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including the ability to obtain and protect patents and significant competitive pressures, including aggressive pricing of products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of securities issued by companies in technology sectors may fall or fail to rise. In addition, many technology sector companies have limited product lines, markets, financial resources and operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

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Smaller Companies Risk: The Fund will hold securities of small- and/or mid-cap companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies. Smaller capitalization issuers are often not as diversified in their business activities and frequently have fewer product lines, financial resources and management experience than issuers with larger market capitalizations. Additionally, reduced trading volume of securities of smaller issuers may make such securities more difficult to sell than those of larger companies.

Special Situation Companies Risk. The Fund will seek to benefit from investments in companies that are experiencing (or are expected to experience) unusual and possibly non-repetitive “special situations,” such as new management, product, and/or marketing changes or other events that are expected to affect a particular issuer. There is a risk that a “special situation” identified by the Sub-Adviser might not occur or will involve a longer time frame than originally expected, which could have a negative impact on the price of the issuer’s securities and the Fund’s NAV. Investments in special situation companies are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in special situation companies is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

Valuation Risk: The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fund Performance

Performance information for the Fund is not included because the Fund did not commence operations before the date of this Prospectus. In the future, performance information for the Fund will be presented. Additionally, Fund performance information, once available, will be available on the Fund’s website at www.destracapital.com or by calling 844-9DESTRA (933-7872). The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Investment Adviser
Destra Capital Advisors LLC

Investment Sub-Adviser
Granahan Investment Management, Inc.

Portfolio Managers

Granahan Investment Management, Inc.
Gary C. Hatton, CFA (Senior Managing Director)	Co-Lead Portfolio Manager of Fund since 2019
Andrew L. Beja, CFA (Managing Director)	Co-Lead Portfolio Manager of Fund since 2019
Jeffrey A. Harrison, CFA (Managing Director)	Portfolio Manager of Fund since 2019
Jennifer M. Pawloski (Managing Director)	Portfolio Manager of Fund since 2019
David M. Rose, CFA (Managing Director)	Portfolio Manager of Fund since 2019

The Co-Lead Portfolio Managers and Portfolio Managers (together, the “portfolio managers”) are primarily and jointly responsible for the day-to-day management of the Fund.

 6

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The minimum investment for Class I shares is $100,000 for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day. Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

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SECTION 2	ADDITIONAL INFORMATION ABOUT THE FUND

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment practices and risks. However, this Prospectus does not describe all of the Fund’s investment practices and risks. For additional information on these matters, please see the Statement of Additional Information, which is available by calling 844-9DESTRA (933-7872), writing to Destra Funds at UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212 or visiting Destra Capital Advisors LLC at destracapital.com/strategies/literature under “Destra Granahan Small Cap Advantage Fund.”

Additional Information about the Investment Policies and Strategies

The investment objective of the Fund is to seek long-term capital appreciation. The Fund’s investment objective may not be changed without shareholder approval. The Fund’s investment policies may be changed by the Board without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Principal Investment Strategies

The Fund has adopted a non-fundamental policy that requires it to, under normal market conditions, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of issuers with small market capitalizations (the “80% Policy”). Shareholders will be notified of any material change to the 80% Policy at least 60 days in advance of the change and this Prospectus and the Statement of Additional Information will be supplemented. The Fund considers issuers with small market capitalization to be those that, at the time the Fund makes an investment, have a similar market capitalization to those companies included in the Russell 2000® Growth Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies for purposes of the 80% Policy. The Russell 2000® Growth Index is a stock market index that measures the performance of approximately 2,000 small capitalization U.S. companies. As of May 10, 2019, the median market capitalization of the Russell 2000® Growth Index was approximately $908 million. As of May 10, 2019, the range of market capitalizations of issuers included in the Russell 2000® Growth Index was $27.2 million to $9.78 billion. The Fund may satisfy its 80% Policy by investing in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly.

The Fund’s investments primarily consist of equity and equity-related securities, including, without limitation, exchange-traded and over-the-counter common and preferred stocks, U.S. dollar-denominated American Depositary Receipts (“ADRs”), warrants to acquire common stock, securities convertible into common stock and shares of other investment companies (including ETFs and real estate investment trusts (“REITs”). The Fund’s investments may include investments in non-U.S. and securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside of the United States.

The Fund’s sub-adviser, Granahan Investment Management, Inc. (the “Sub-Adviser” or “GIM”), pursues the Fund’s investment objective by using in-depth, bottom-up, fundamental research and analysis to uncover what it believes are compelling investment opportunities in all areas of the U.S. small cap market. The Sub-Adviser uses a proprietary investment process aimed at identifying strong, well-positioned companies with attractive risk/return characteristics. When selecting investments for the Fund, the Sub-Adviser generally seeks companies that it believes exhibit predictable and/or expanding operating margins, high incremental margins, high barriers to competition, strong balance sheets and management teams that have the ability to execute effective growth strategies. The Sub-Adviser’s investment process generally assesses the risk/reward characteristics of each prospective investment by analyzing the company’s valuation, liquidity and amount of insider buying alongside the Sub-Adviser’s level of conviction about the company’s fundamentals.

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In addition, the Sub-Adviser employs a proprietary “LifeCycle” investment program to assist it with diversifying the Fund’s holdings and seeking to mitigate portfolio risks. Pursuant to this program, each company in which the Sub-Adviser might invest is placed into one of three categories: (i) Core Growth, (ii) Pioneer, or (iii) Special Situation. Although the Sub-Adviser retains flexibility in selecting the LifeCycle category for each prospective investment, the Sub-Adviser generally intends to allocate approximately 25-45% of the Fund’s assets to Pioneers; 20-35% of the Fund’s assets to Core Growth; and 30-45% to Special Situations. The general characteristics of each category are described below.

● Pioneers. Pioneers are companies that the Sub-Adviser believes are creating new markets or disrupting established industries. Pioneer companies frequently do not have earnings at the time of the Sub-Adviser’s investment. The Fund’s investments in pioneer companies may be concentrated in businesses operating in the biotechnology, medical technology and information technology sectors. The Fund’s investments in companies in the biotechnology, medical technology and information technology sectors are subject to substantial risks, which are described in “Health Care Sector Risk” and “Information Technology and Technology-Related Sectors Risk” below.

● Core Growth. Core growth companies are generally those that the Sub-Adviser believes have solid records of growth, recurring revenues and good visibility on earnings.

● Special Situations. Special situation companies are typically those that have unimpressive histories and new dynamics that could drive earnings growth. The Fund’s investments in special situation companies may be concentrated in industrial and cyclical growth companies.

The Sub-Adviser believes that each of these LifeCycle categories has distinct performance drivers and that investing in companies in each category provides diversity in the Fund’s portfolio. Once the Sub-Adviser has classified a prospective Fund investment, it focuses on stock selection as the primary means to add value for the Fund. The Sub-Adviser aims to select investments across the three LifeCycle categories that are market leaders (or are taking market share) and exhibit potential for strong and/or accelerating growth. The Sub-Adviser uses an investment management approach whereby portfolio managers with distinct expertise manage portions of the Fund’s portfolio that relate to such expertise. The Sub-Adviser believes that this approach mitigates some of the volatility of a sole-managed portfolio and allows for direct accountability for results of the Fund by each portfolio manager.

The Fund is actively-managed and, accordingly, it may have a high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Non-Principal Investment Strategies

In addition to the strategies discussed above, the Fund may engage in the following investments/strategies:

●	Borrowing: The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.
●

Illiquid/Restricted Securities: The Fund may invest no more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale (such as those issued in private placements) and may include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid securities if the Fund determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

●	Short-Term Securities: The Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash. The Fund invests in such securities or cash when Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Fund management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective.

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●	Temporary Defensive Policy, Cash Equivalents and Short-Term Investments: Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective. The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents. The percentage of the Fund’s assets invested in such holdings varies and depends heavily on current market conditions, among other factors. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the Sub-Adviser believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the Statement of Additional Information.

Additional Information about the Risks

Risk is inherent in any investment. Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund. Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.

Principal Risks

Active Management Risk: The Fund is an actively-managed portfolio and its success depends upon the investment skills and analytical abilities of the Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Cybersecurity Risk: As the use of internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational and information security issues relating to cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks (such as denial of service attacks) that are meant to make network services unavailable to their intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its Adviser, Sub-Adviser, administrator, transfer agent or custodian, as applicable, or issuers in which a Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk: Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests in decline or if overall market and economic conditions deteriorate. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, equity securities may lose value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

General Fund Investing Risks: The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

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Investment Style Risk: Different investment styles (e.g., “growth” or “value”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities, which is limited to 15% of its net assets, may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

New Fund Risk: As a newly-organized fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, and the Board may determine to liquidate the Fund. Liquidation can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders. As a result, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-U.S. Investments Risk: An investment in non-U.S. companies involves other risks not associated with domestic issuers. Non-U.S. investments may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. holdings. Additionally, non-U.S. issuers may be subject to less stringent regulation and to different accounting, auditing and recordkeeping requirements. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Portfolio Turnover Risk: The Fund’s strategy may frequently involve buying and selling portfolio securities to - depending on the Sub-Adviser’s assessment of each holding’s risk/reward. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Sector Risk: The Fund may, at times, invest a significant portion of its total assets in securities of companies conducting business within one or more of the same economic sectors or industries, including the consumer discretionary, heath care, industrials and information technology sectors. Companies in the same sector or industry may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector or industry than a fund that invests more broadly. In particular, the Fund may be most susceptible to the sector and/or industry risks listed below.

 11

●	Consumer Discretionary Risk: Companies in the consumer discretionary sector are subject to risks associated with fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others.

●	Health Care Sector Risk: Companies in the health care sector—which generally includes companies in the health sciences and biotechnology sectors—are subject to substantial risks relating to government regulation, restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures and the rising cost of medical products and services, among others. The performance of such companies may also be affected by government regulation, the ability of a party to obtain and protect patents, product liability and rapid product obsolescence caused by progressive scientific and technological advances.

●	Industrials Sector: Companies in the industrials sector are subject to risks associated with changes in supply and demand for their products and for industrial sector products in general, including declines in demand for such products due to rapid technological developments and frequent new product introduction. The performance of such companies may also be affected by factors relating to government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

●	Information Technology and Technology-Related Sectors: Investments in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors)—which generally include companies in the software and internet sectors—are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including the ability to obtain and protect patents and significant competitive pressures, including aggressive pricing of products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of securities issued by companies in technology sectors may fall or fail to rise. In addition, many technology sector companies have limited product lines, markets, financial resources and operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Smaller Companies Risk: The Fund may hold securities of small and/or mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources; management inexperience; and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Special Situation Companies Risk: The Fund will seek to benefit from investments in companies that are experiencing (or are expected to experience) unusual and possibly non-repetitive “special situations,” such as new management, product, and/or marketing changes or other events that are expected to affect a particular issuer. There is a risk that a “special situation” identified by the Sub-Adviser might not occur or will involve a longer time frame than originally expected, which could have a negative impact on the price of the issuer’s securities and the Fund’s NAV. Investments in special situation companies are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in special situation companies is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

Valuation Risk: The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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Non-Principal Risks

Borrowing Risk: Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Convertible Securities Risk: Convertible securities are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock convertibles). The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Depositary Receipts Risk: Depositary receipts, usually in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments, are U.S. dollar-denominated receipts representing shares of foreign-based corporations, which are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are similar to ADRs and ADSs but are shares of foreign-based corporations generally issued by non-U.S. banks in one or more markets around the world. ADRs, ADSs or GDRs may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary.

Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a nonresident to trade the shares and to reconvert the shares to depositary receipts.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Expense Risk: Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Liquidity Risk: This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.

Pooled Investment Vehicle Risk: The Fund may invest in securities of other investment companies, including ETFs, and other pooled investment vehicles. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of exchange-traded funds or other exchange-traded pooled investment vehicles. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Real Estate Investment Risk: The Fund may invest in companies in the real estate industry, including REITs. The risks associated with investing in real estate may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

Additional Information about Fees and Expenses

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the section entitled “Fund Summary” in this Prospectus.

●	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

●	“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, sub-accounting and other shareholder services. You do not pay these fees directly but, as the example in the section entitled “Fund Summary” in this Prospectus shows, these costs are borne indirectly by all shareholders.

●	The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra. Refer to the section entitled “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

●

“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A shares. Because 12b-1 fees are charged as an ongoing fee, over time the fee will reduce the return on your investment and may cost you more than paying other types of sales charges.

●	“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.

●	As described in the footnotes of the “Annual Fund Operating Expenses” table of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least January 28, 2029, and will automatically continue in effect for successive twelve-month periods thereafter.

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Fund Management

The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser. Destra, located at 444 West Lake Street, Suite 1700, Chicago, Illinois 60606, is a wholly owned subsidiary of Destra Capital Management LLC. Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.

The Fund pays to Destra a monthly fee in an annual amount equal to 1.10% of the Fund’s average daily net assets. Destra furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and members of the Board who are its affiliates.

A discussion regarding the basis for the Board’s approval of the Fund’s Investment Management Agreement with the Adviser and Sub-Advisory Agreement with the Sub-Adviser will be available in the Fund’s first annual or semi-annual report to shareholders.

Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board. In addition, Destra oversees the Sub-Adviser and reviews the Sub-Adviser’s performance.

Destra has retained Granahan Investment Management, Inc. (“GIM” or the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities. GIM, located at 404 Wyman Street Suite 460, Waltham, MA 02451, is an employee-owned asset manager specializing in small capitalization equity investing. Pursuant to an investment sub-advisory agreement, Destra has agreed to pay an annualized sub-advisory fee to Granahan equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Destra in respect of the Fund). GIM was founded in 1985 and, as of June 30, 2019, had over $2 billion in assets under management.

Gary C. Hatton, CFA and Andrew L. Beja, CFA serve as the Fund’s Co-Lead Portfolio Managers and Jeffrey A. Harrison, CFA, Jennifer Pawloski and David M. Rose, CFA serve as the Fund’s Portfolio Managers. The portfolio managers share responsibilities for the day-to-day management of the Fund’s investment portfolio.

●	Gary C. Hatton, CFA. Gary Hatton is co-Founder, Chief Investment Officer, and a Senior Managing Director of GIM. As a portfolio manager, Gary is responsible for GIM’s Small Cap Discoveries strategy and portions of GIM’s Advantage and Core Growth strategies. His research expertise is in the medical, biotechnology and industrial sectors. Gary received his M.S. in Finance from the University of Wisconsin at Madison, and his B.S. from the University of Rhode Island. Gary holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

●

Andrew L. Beja, CFA. Drew Beja is a Senior Vice President and Managing Director of the firm. Drew is the portfolio manager of GIM’s Small Cap Focused Growth strategy and portions of GIM’s Advantage and Core Growth strategies. Drew joined GIM at the end of 2011, bringing 30 years industry experience to the firm, primarily in the small and SMID-cap market sectors. His research has an emphasis in technology, business services and consumer and producer durables. Drew received his B.A. from Miami University. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

●

Jeffrey A. Harrison, CFA. Jeff Harrison is a Senior Vice President and Managing Director of GIM. Jeff is a portfolio manager and analyst for GIM’s multi-managed Small Cap and SMID-Cap portfolios. Jeff came to GIM in 2015 with 18 years industry experience specializing in small cap equities, with the last 11 years as a portfolio manager for Wells Capital Management and its predecessor companies in Richmond, Virginia. Jeff received his MBA in Finance from the College of William & Mary, and his BA from Hampden-Sydney College in Virginia. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

●

Jennifer M. Pawloski. Jennifer Pawloski is a Senior Vice President, Financial Officer and Managing Director of GIM. Jennifer’s research has an emphasis in the Technology sector, and she is a portfolio manager for GIM’s multi-managed Small Cap and SMID-Cap portfolios. Jennifer received her BS from Bentley College.

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●	David M. Rose, CFA. David Rose is a Senior Vice President, Senior Investment Officer and a Managing Director of GIM. David is the portfolio manager for GIM’s Select Opportunities strategies and oversees a portion of GIM’s multi-managed Small Cap and SMID-Cap portfolios. David joined GIM in 2015 with over 16 years industry experience, including as a portfolio manager for several highly ranked equity mutual funds. David received his MS in Finance from the University of Wisconsin at Madison, and his BS in Business Administration from Washington University in St. Louis, MO. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

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SECTION 3	SHAREHOLDER INFORMATION

Valuation of Shares

The price of the Fund’s shares is based on its NAV per share. NAV is calculated for each share class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class. The result, rounded to the nearest cent, is the NAV per share. NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares. All valuations are subject to review by the Fund’s Board or its delegate.

All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. For Class A shares, the public offering price includes any applicable initial sales charge. For Class A shares and Class I shares, the price you receive when selling shares is also the NAV. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

The Board has adopted procedures for valuing investments and has delegated to UMB Fund Services, Inc., the Fund’s administrator, under supervision by Destra and GIM, the daily valuation of such investments.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s Sub-Adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

In certain situations, Destra, with input from the Sub-Adviser, may use the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. portfolio instruments may trade on days when Fund shares are not priced, the value of portfolio instruments held by the Fund can change on days when Fund shares cannot be redeemed. Destra expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service’s price is deemed unreliable.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio instruments and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus. While funds that invest in non-U.S. holdings may be at a greater risk for arbitrage activity, such activity may also arise in funds that do not invest in non-U.S. holdings, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s perceived market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

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Other portfolio instruments held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Share Classes

The Fund offers two classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features. It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice. Certain financial intermediaries may not offer all funds or all classes of shares. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares. The Fund is only available to U.S. citizens or residents.

If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investment objectives and needs. Different financial intermediaries may impose different sales charges. Please refer to Appendix A for the sales charge waivers or discounts that are applicable to certain financial intermediaries. Certain classes have higher expenses than others, which may lower the return on your investment. For further details, please see the Statement of Additional Information.

Class A Shares

Class A shares are generally offered through certain financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, self-directed brokerage accounts and retirement platforms. Class A shares may be offered with a reduced or waived initial sales charge under certain circumstances. For more information, please refer to the section entitled “Qualifying for a Reduction or Waiver of Class A Shares Sales Charge” in this Prospectus. Additionally, different financial intermediaries may impose different sales charges. Please refer to the Appendix A for the sales charge waivers or discounts that are applicable to certain financial intermediaries. Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients. In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:

Initial sales charge on purchases	Up to 4.50%*
● Reduction for purchases of $100,000 or more
● Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee
* May be waived under certain circumstances.

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Class I Shares

Class I shares are available only to investors listed below. The following investors may purchase Class I shares or if otherwise approved by Destra:

●	investors purchasing $100,000 or greater of Class I shares;

●	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

●	bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

●	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended “Code”);

●	other Destra investment products;

●	investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

●	clients of a financial representative who are charged a fee for consulting or similar services; and

●	corporations, endowments and foundations that have entered into an arrangement with Destra.

Certain intermediaries that have entered into an agreement with Destra Capital Investments LLC (“Destra Capital Investments”), the Fund’s distributor, may use Class I shares on their platforms without regard to the stated minimums. Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds. Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. Class I shares may also be available on brokerage platforms of firms that have agreements with the Fund to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Class I shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Distribution, Servicing and Administrative Fees

Distribution and Shareholder Servicing Plan

In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a shareholder servicing plan for Class A shares (the “Plan”). Under the Plan, the Fund may pay Destra Capital Investments, the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares based on average daily net assets of Class A shares, up to the following annual rate:

Class	Maximum Annual 12b-1 Fee for the Fund
Class A shares	0.25%

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Under the terms of the Plan, the Fund is authorized to make payments to Destra Capital Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees. Destra Capital Investments is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition to the Plan, shareholders may also be subject to other fees and charges as well. For a longer discussion of these fees and charges, please see “Purchases” and “Redemptions” below.

Administrative Fees

For Class A shares and Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis. Because the form and amount charged vary by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries. The Fund may pay a financial intermediary increased fees if a financial intermediary converts from a networking structure to an omnibus account structure or otherwise experiences increased costs.

Purchases

Generally, purchases of Class A shares may only be made through institutional channels such as financial intermediaries and retirement accounts. Generally, purchases of Class I shares may only be made through financial intermediaries and by certain investors. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf. As discussed further in the section entitled “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund. When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For more information about the Fund’s policy on frequent trading, refer to the section entitled “Frequent Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. In addition to your full name and date of birth, you will be required to provide your Social Security number and permanent street address to assist in verifying your identity. Some financial intermediaries may also require that you provide other documents that help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.

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Minimum and Maximum Investment Requirements

There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum. Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information. Accounts that are a part of certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

There is a $100,000 minimum investment requirement for institutional investors purchasing Class I shares. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers and employees of Destra and its affiliates, as well as trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Destra representative at (877)-855-3434. There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs. For additional information, contact your intermediary, plan sponsor or administrator or a Destra representative.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account. The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify. Contact your financial intermediary or a Destra representative, if applicable, for details. Not all financial intermediaries offer this plan.

Initial Sales Charge

Class A Shares

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below. The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary. The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

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	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None

(1) Offering Price includes the initial sales charge.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances. For example, when purchasing new Class A shares, you can combine Class A shares you already own in the Fund (and Class A shares and Class C shares you own in certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above. The circumstances under which you may combine such ownership of shares and purchases are described below. If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary. Different financial intermediaries may impose different sales charges. Please refer to the Appendix A for the sales charge waivers or discounts that are applicable to certain financial intermediaries.

Class A shares may be offered without an initial sales charge under any of the following conditions:

●	purchases of $1 million or more;

●	purchases (a) for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases, (b) by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Destra Capital Investments, or (c) for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed;

●	purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

●	purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with Destra Capital Investments to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

●	purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

●	registered representatives and other employees of financial intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; or

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●	purchases by (i) directors, officers and employees of Destra and its affiliates, (ii) trustees and officers of the Fund, and (iii) directors and officers of any sub-adviser to a Destra Fund, including retired persons who formerly held such positions and immediate family members of such purchasers. (Immediate family members are defined as spouses, domestic partners, parents and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. These other accounts may include the accounts described in the section entitled “Aggregating Accounts.” It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified in the section entitled “Aggregating Accounts.” In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Destra funds) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the letter. In order to apply purchases toward the intended amount, you must refer to such letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse, domestic partner and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased), solely controlled business accounts and single participant retirement accounts. To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.

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Exchanges

Contact your financial intermediary (the Fund’s transfer agent at 844-9DESTRA (933-7872) for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds. As with any investment, be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts). Exchanges are subject to the following conditions:

●	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.

●	You must meet the minimum investment amount for the Fund.

●	The Fund reserves the right to reject any exchange request with respect to a purchase and to modify or terminate the exchange privilege at any time.

●	The exchange privilege is not intended as a vehicle for short-term or frequent trading. The Fund may suspend or terminate your exchange privilege if you make more than one round-trip in the Fund in a 30-day period, and it may bar future purchases in the Fund or other Destra funds. The Fund will work with intermediaries to apply the Fund’s exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

●	Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted. Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund. Any such exchanges and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.

Waiver of Sales Charges

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds. Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.

Redemptions

Generally, redemptions may only be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable and as described above. It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares. Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents. Redemption proceeds will normally be sent seven calendar days following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account. The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

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Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Shareholders receiving securities in-kind bear the market risk of those securities until they are able to convert the securities to cash and also face the risk that a received security may be illiquid and cannot be quickly sold.

Periodic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Certain other terms and conditions, including minimum amounts, may apply. Contact your financial intermediary, or a Destra representative for Class I shares, for details. Not all financial intermediaries offer this plan.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a onetime right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).

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SECTION 4	GENERAL INFORMATION

Distributions

In order to avoid taxation of the Fund, the Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. We cannot predict with respect to a given quarter how much of our net investment income will be included in any distribution we make for that quarter. Distributions are made at the class level, so they may vary from class to class within the Fund.

Distribution Schedule

Dividends from net investment income are normally declared and distributed annually. Distributions of capital gains are normally declared and distributed in annually in December but, if necessary, dividends from net investment income may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

Taxes

As with any investment, you should consider the tax consequences of investing in the Fund. Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’. The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Non-U.S. Income Tax Considerations

Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. In addition, to the extent the Fund designates dividends it pays to its shareholders as “section 199A dividends” such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

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Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than (i) 50% of the value of whose assets consists of stock or securities in non-U.S. corporations at the close of the taxable year or (ii) at least 50% of the value of whose assets consists of interests in other regulated investment companies (at the close of each quarter of the taxable year) may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year; such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Payments to Financial Intermediaries

From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

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Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time.

In addition, for all shares, Destra Capital Investments or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services. Destra Capital Investments or an affiliate may also pay fees, from their own assets, for recordkeeping, sub-accounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Destra funds. These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.

Destra or its affiliates may also share certain marketing expenses with intermediaries or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments. These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.

The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

Availability of Portfolio Holdings Information

The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund’s shareholders and to protect the confidentiality of the Fund’s portfolio holdings. The following describes policies and procedures with respect to the disclosure of portfolio holdings.

●	Full Holdings: The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semi-annual report to Fund shareholders. These reports (i) will be available on the SEC’s website at www.sec.gov; and (ii) will be available without charge, upon request, by calling a Destra representative at 844-9DESTRA (933-7872) (toll-free).

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●	Top 10 Holdings: The Fund’s top 10 portfolio holdings or issuer information will be available monthly on the Fund’s website with a 15-day lag.

●	Other Information: The Fund provides other portfolio information monthly on the Fund’s website with a 15-day lag.

Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Frequent Trading

Frequent Trading Policies and Procedures

The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”). The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading. Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered. As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading. In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.

Among other safeguards, the Fund attempts to deter frequent trading through the following methods:

●	exchange limitations as described in the section entitled “Exchanges”;

●	trade monitoring; and

●	fair valuation of securities as described in the section entitled “Valuation of Shares.”

Generally, a purchase and redemption of shares from the Fund within 30 days (a “round trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund constantly monitors for patterns of shareholder frequent trading. Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges. The Fund may also bar future purchases into the Fund and other Destra funds by such investor. The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.

The Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.

Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts. Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

 29

In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include but are not limited to requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and other similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries. Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days), or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Board. For more information about the Fund’s Frequent Trading Policy and its enforcement, see the section entitled “Frequent Trading” in the Statement of Additional Information.

Frequent Trading Risks

Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives. Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.

Funds that invest in non-U.S. holdings may be at a greater risk for frequent trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a non-U.S. market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds that do not invest in non-U.S. holdings, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading. Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

 30

Shareholder Communications

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semi-annual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports. The Fund’s fiscal year ends on September 30.

Fund Service Providers

The custodian of the assets of the Fund is UMB Bank N. A., 1010 Grand Boulevard, Kansas City, MO 64106. UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212 provides certain accounting, transfer, shareholder services and dividend paying agent services to the Fund, UMB Fund Services Inc., 235 W. Galena Street, Milwaukee, WI 53212, also performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

 31

SECTION 5	FINANCIAL HIGHLIGHTS

The Fund is a new fund and does not have financial statements at this time.

 32

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Capital Investments. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s first annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s most recent Statement of Additional Information and annual and semi-annual reports (once available) and certain other information will be available free of charge and upon request by calling Destra at 844-9DESTRA (933-7872), on the Fund’s website at destracapital.com/literature or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at https://www.sec.gov. You may also request Fund information, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov.

The Fund is a series of Destra Investment Trust.

811-22417

 33

Appendix A

Disclosure with Respect to Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

●	Shares purchased through a Morgan Stanley self-directed brokerage account.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

Shares purchased from the proceeds of redemptions from the mutual funds that are advised by Destra Capital Advisors LLC, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Disclosure with Respect to Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.
●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class C shares available at Raymond James

●	Death or disability of the shareholder.
●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●	Return of excess contributions from an IRA Account.

A-1

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

A-2

Appendix B

Prior Performance of Similarly-Advised Accounts

Granahan Investment Management, Inc. (the “Sub-Adviser” or “GIM”) has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Destra Granahan Small Cap Advantage Fund (“Fund”). The following tables are provided to illustrate the past performance of the Sub-Adviser in managing such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Sub-Adviser.

The following performance information has been adjusted to show the performance of the other accounts net of the Fund’s estimated total annual operating expenses after fee waiver for Class I shares. The performance information below includes the performance of all accounts of the Sub-Adviser that are substantially similar to the Fund. The other account’s fees and expenses are lower than those of the Fund. The Fund’s results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since October 31, 2015)1,2,3,4

COMPOSITE — PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2019	13.89%	10.33%	0.43%	4.00%	-2.36%	6.18%
2018	6.33%	1.90%	2.60%	2.73%	9.46%	1.57%	1.51%	11.94%	-2.56%	-10.39%	-0.39%	-11.61%	10.91%
2017	2.36%	2.62%	3.78%	4.60%	2.22%	3.51%	3.35%	-1.04%	6.25%	2.18%	3.74%	-0.95%	37.64%
2016	-14.77%	-1.65%	7.26%	5.74%	2.67%	4.24%	8.61%	2.17%	3.75%	-6.50%	6.81%	0.07%	17.06%
2015											5.52%	-4.50%	0.76%

COMPOSITE — GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2019	14.01%	10.45%	0.55%	4.13%	-2.23%	6.30%
2018	6.45%	2.02%	2.72%	2.85%	9.58%	1.70%	1.63%	12.06%	-2.43%	-10.26%	-0.26%	-11.48%	12.57%
2017	2.49%	2.74%	3.91%	4.73%	2.34%	3.63%	3.47%	-0.91%	6.37%	2.31%	3.86%	-0.83%	39.67%
2016	-14.64%	-1.52%	7.38%	5.86%	2.79%	4.36%	8.73%	2.30%	3.87%	-6.37%	6.94%	0.19%	18.81%
2015											5.64%	-4.38%	1.01%

B-1

RUSSELL 2000® GROWTH INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2019	11.55%	6.46%	-1.35%	3.05%	-7.42%	7.70%
2018	3.90%	-2.85%	1.35%	0.10%	6.30%	0.78%	1.72%	6.23%	-2.34%	-12.65%	1.56%	-11.68%	-9.29%
2017	1.62%	2.45%	1.18%	1.84%	-0.91%	3.44%	0.85%	-0.12%	5.45%	1.55%	2.87%	0.12%	22.16%
2016	-10.83%	-0.71%	7.66%	1.00%	2.69%	-0.46%	6.54%	1.06%	1.44%	-6.21%	8.95%	1.36%	11.32%
2015											3.66%	-4.77%	-1.28%

SUMMARY STATISTICS RETURN (periods ended June 30, 2019)1,2,3,4

	YTD	1 Year	2 Years	3 Years	Since October 31, 2015
Pro Forma Net Of Fees	36.05%	18.87%	31.20%	33.69%	27.68%
Gross Of Fees	37.03%	20.64%	33.14%	35.67%	29.57%
Russell 2000® Growth Index	20.37%	-0.47%	10.14%	14.70%	10.99%

1	Performance was calculated using Global Investment Performance Standards (“GIPS”). This method of calculating performance differs from the SEC’s standardized methodology, which may produce different results.
2	Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.
3	Performance is presented gross and net of the Fund’s estimated total annual fund operating expenses after waiver for Class I shares.
4	The Russell 2000® Growth Index is an unmanaged index of common stock that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.

B-2

Statement of Additional Information

August 7, 2019

Destra Granahan Small Cap Advantage Fund

A portfolio of Destra Investment Trust

Ticker: Class A–DGASX, Class I–DGISX

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI expands upon, and should be read in conjunction with, the Prospectus dated August 7, 2019, for the Destra Granahan Small Cap Advantage Fund (the “Fund”), a series of the Destra Investment Trust. Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com/strategies/literature or by calling 844-9DESTRA (933-7872).

Fund History

The Fund is a separate investment portfolio of the Destra Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 25, 2010. The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies. The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser. Destra has retained Granahan Investment Management, Inc. (“GIM” or the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.

Investment Restrictions

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund. The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less. Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1)	Purchase or sell real estate or real estate limited partnership interests; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

(2)	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling non-U.S. currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

(3)	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

(4)	Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the Securities and Exchange Commission (the “SEC”) or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

(5)	Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

(6)	Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

(7)	Invest 25% or more of its total assets in the securities of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and (ii) tax-exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

For purposes of applying investment restriction (5) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33-1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statutes, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

The following non-fundamental investment restriction applies to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Fund’s Board of Trustees (the “Board” or “Board of Trustees”):

The Fund may not invest more than 15% of its net assets in illiquid securities (taken at market value), including time deposits and repurchase agreements that mature in more than seven days.

Additionally, the Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act whereby the Fund, under normal market conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of issuers with small market capitalization (the “80% Policy”). The Fund considers issuers with small market capitalization to be those that, at the time of the Fund’s investment, have a similar market capitalization to those companies included in the Russell 2000® Growth Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies for purposes of the 80% Policy. The Fund may satisfy its 80% Policy by investing in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”) that invest primarily in securities of the types in which the Fund may invest directly. Shareholders will be notified of any material change to the 80% Policy at least 60 days in advance of the change and this Statement of Additional Information and the Prospectus will be supplemented.

The Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

Non-U.S. government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code, and the securities of each non-U.S. government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Board of Trustees of the Fund to the extent necessary to comply with changes to the federal tax requirements. The Fund is classified as “diversified” under the 1940 Act.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Board of Trustees.

Investment Strategies and Risks

In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.

144A Securities

The Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board. The Board has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring liquidity of 144A securities. The Board, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Cash Management

A portion of the Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.

Commercial Paper

Commercial paper purchasable by the Fund includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity. Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. The Fund can purchase commercial paper rated (at the time of purchase) ‘A-1’ by S&P or ‘Prime-1’ by Moody’s or, when deemed advisable by the Fund’s Sub-Adviser, “high quality” issues rated ‘A-2,’ ‘Prime-2’ or ‘F-2’ by S&P, Moody’s or Fitch, respectively.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Sub-Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, the Fund is authorized to enter into non-U.S. currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the claim of the common stockholders but it may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Depositary Receipts (ADRs, EDRs and GDRs)

The Fund may invest in the securities of non-U.S. issuers in the form of Depositary Receipts or other securities convertible into securities of non-U.S. issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the non-U.S. securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Equity Securities

Equity securities include common stocks and other securities with equity characteristics. Common stocks represent units of ownership in a company and typically have voting rights and earn dividends. Dividends on common stocks are not fixed but are declared at the discretion of a company’s board. Equity securities may also include equity securities of investment companies and exchange-traded funds.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

●	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

●	Factors affecting an entire industry, such as increases in production costs; and

●	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

The Fund may invest in securities of issuers with small or medium market capitalizations, which may involve greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter (“OTC”) market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Illiquid or Restricted Securities

The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex and trade only among institutions, and the markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security.

Inflation Risk

Like all mutual funds, the Fund is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Investment Companies

The Fund may, subject to applicable law, invest in other investment companies, including money market funds and exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect non-U.S. investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The 1940 Act restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Liquidity Management

As a temporary defensive measure, if the Sub-Adviser determines that market conditions warrant, the Fund may invest without limitation in high quality money market instruments. The Fund may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of non-U.S. issuers, bank obligations, including those of U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement but may mature within two years from the date of settlement.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks

The Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. Bank obligations include certificates of deposit (“CDs”), notes, bankers’ acceptances (“BAs”) and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions, domestic branches of non-U.S. banks and also non-U.S. branches of domestic banks having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. In particular, the Fund may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including assets of domestic and non-U.S. branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) ‘A-2’ or higher by S&P, ‘Prime-2’ or higher by Moody’s or ‘F-2’ or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) ‘A’ or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Sub-Adviser;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities or which otherwise depend directly or indirectly on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated ‘MIG-2,’ ‘VMIG-2’ or ‘Prime-2’ or higher by Moody’s, ‘SP-2’ or ‘A-2’ or higher by S&P, or ‘F-2’ or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated ‘Prime-2’ or higher by Moody’s, ‘A-2’ or higher by S&P, or ‘F-2’ or higher by Fitch;

(m)	municipal bonds rated ‘A’ or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of quality comparable to the instruments described above, as determined by the Sub-Adviser under guidelines established by the Board; and

(o)	municipal bonds and notes that are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

To the extent consistent with their investment objectives, the Fund may invest in debt obligations of domestic or non-U.S. corporations and banks and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer.

Non-U.S. Investments

The Fund may invest in non-U.S. securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a non-U.S. currency. Securities issued by certain companies organized outside the United States may not be deemed to be non-U.S. securities (but rather deemed to be U.S. securities) if the company’s principal operations are conducted from the United States, the company’s equity securities trade principally on a U.S. stock exchange or the company does a substantial amount of business in the United States.

In addition to equity securities, non-U.S. investments of the Fund may include: (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to foreign withholding taxes.

Non-U.S. Market Risk. Funds that may invest in non-U.S. securities offer the potential for more diversification than funds that invest only in the United States because securities traded on non-U.S. markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not typically associated with investments in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on non-U.S. exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may fluctuate more than prices of securities traded in the United States. Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on non-U.S. investment in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other potential non-U.S. market risks include exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments. The expense ratios of the Fund investing significantly in non-U.S. securities can be expected to be higher than those of investment funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Economy Risk. The economies of certain non-U.S. markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of the Fund that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a non-U.S. currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a non-U.S. currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on non-U.S. investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its non-U.S. securities in non-U.S. banks and securities depositories. Some non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a non-U.S. bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain non-U.S. markets than in the United States. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the United States. Non-U.S. settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Portfolio Turnover Rate

The Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Sub-Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of the Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the Fund’s performance.

Real Estate Investment Trusts (“REITs”)

In pursuing its investment strategy, the Fund may invest in shares of REITs. REITs possess certain risks that differ from those of an investment in common stocks. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; failing to maintain their exemptions from registration under the 1940 Act; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income. To the extent, however, that the Fund designates dividends it pays to its shareholders as “section 199A dividends” such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. A REIT may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate-Related Securities

Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the cleanup of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund own, the receipt of such income may adversely affect the Fund’s ability to retain their tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Temporary Defensive Position

While assuming a temporary defensive position, the Fund may invest in cash or cash-equivalent short-term investment-grade obligations, including obligations of the U.S. government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations. Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about non-U.S. issuers, and there may be less governmental regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on non-U.S. investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

U.S. Government Obligations

The Fund may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or future principal payments on U.S. government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. government obligations that may be held by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Fund may also invest in mortgage-related securities issued or guaranteed by U.S. government agencies and instrumentalities, including such instruments as obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Management

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “Independent Trustees”). None of the Independent Trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and years of birth of the trustees and executive officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of three Destra-sponsored open-end funds and two Destra-sponsored closed-end funds, the Destra International & Event-Driven Credit Fund and the Destra Multi-Alternative Fund (the “Destra Funds” and the “Fund Complex”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee over the Last Five Years

Independent Trustees:
John S. Emrich, CFA 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1967	Trustee	Term—Indefinite Length of Service—Since 2014	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC (a farmland finance company), June 2012 to September 2015.	5	Meridian Fund, Inc. (four portfolios)

Michael S. Erickson 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1952	Trustee	Term—Indefinite Length of Service—Since 2014	Private Investor, August 2007 to present; Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company), 2003 to present; Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company), 2015 to present.	5	Meridian Fund, Inc. (four portfolios)

Jeffrey S. Murphy 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1966	Trustee	Term—Indefinite Length of Service—Since 2017	Retired (2014 to present); Executive Manager, Affiliated Managers Group, Inc. (an asset manager), 1995 to 2014.	5	Aston Funds (2010 to 2014)

Interested Trustee:
Nicholas Dalmaso* 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1965	Trustee, Chairman of the Board	Term—Indefinite Length of Service—Since 2010	General Counsel and Chief Compliance Officer of M1 Holdings LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Finance LLC (an investment adviser), 2015 to present; General Counsel and Chief Compliance Officer of M1 Advisory Services LLC (an investment adviser), 2015 to present; Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014.	5	None

Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.

* Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with the Destra Funds.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers of the Trust:

Robert Watson 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1965	President and Chief Executive Officer	Term—Indefinite Length of Service—Since 2016	Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to present); Global Product & Strategic Relationship Director, Aviva Investors (2009 to 2011).

Derek Mullins 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2018	Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).

Jane Hong Shissler 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1972	Chief Compliance Officer and Secretary	Term—Indefinite Length of Service—Since 2016	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Management LLC; Partner (2012 to 2015) and Associate (2005 to 2012), Chapman and Cutler LLP.

Board Leadership Structure and Risk Oversight

The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser. None of the trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital Investments LLC, Destra Capital Management LLC or their affiliates. In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees. The Board of Trustees sets broad policies for the Fund, chooses the Trust’s officers and hires the Fund’s investment adviser, sub-adviser and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board. The Trust’s Board is composed of three Independent Trustees and one Interested Trustee. The Interested Trustee, Nicholas Dalmaso, serves as the Chairman of the Board of the Destra Funds. Robert Watson serves as the President and Chief Executive Officer of the Destra Funds. The Board does not currently have a lead independent trustee, and each Independent Trustee plays an active role on the Board.

Annually, the Board reviews its governance and committee structures, performance and functions and any processes that would enhance Board governance over the Fund’s business. The Board has determined that its leadership structure is appropriate based on the characteristics of the Destra Funds as a whole.

The Board has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board acts by majority vote of all the trustees, including a majority vote of the Independent Trustees if required by applicable law.

The two standing committees of the Destra Funds are the Nominating and Governance Committee and the Audit Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees. Messrs. Emrich, Erickson, Dalmaso and Murphy are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Jane Hong Shissler, Secretary, at the Fund’s address, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During fiscal year ended September 30, 2018, the Nominating and Governance Committee met once.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Emrich, Erickson and Murphy serve on the Audit Committee. During the fiscal year ended September 30, 2018, the Audit Committee met three times.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s Investment Committee and the Trust’s Chief Compliance Officer (“CCO”). Destra’s Investment Committee reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance, as well as information related to sub-advisers and their operations and processes. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Board is responsible for all pricing and valuation matters and delegates the day-to-day pricing and valuation obligations to Destra’s Investment Committee. The Board oversees the pricing agents and actions by Destra’s Investment Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations and other individual characteristics and traits in the aggregate. Each trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from Destra, any sub-adviser, underwriter or other service provider to the Fund, including any affiliates of these entities.

For each current trustee, the qualifications and attributes described in the section entitled “Management” above and in the paragraphs below have led to the Board’s conclusion that, as of the date of this SAI, that each trustee is qualified to serve as a trustee of the Trust. References to the experiences, qualifications, attributes and skills of Board members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms and currently serves as a director of Meridian Fund, Inc. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Michael S. Erickson. Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly ten years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company. Mr. Erickson also currently serves as a director of Meridian Fund, Inc., an open-end registered investment company. He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Operating and Chief Financial Officer for several companies. Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business.

Jeffrey S. Murphy. Mr. Murphy has significant experience in the investment management and financial services industry. Mr. Murphy held numerous positions during his 20-year tenure at Affiliated Managers Group, Inc., including in operations, finance and capital development areas. Mr. Murphy also held positions on the executive board and mutual fund board of trustees for several Affiliated Managers Group, Inc. affiliates.

Nicholas Dalmaso. Mr. Dalmaso was the initial trustee of the Trust. He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc. His work experience in the mutual fund industry and educational background have prepared him to be a trustee.

Compensation of Trustees

Trustees who do not also serve in an executive officer capacity for the Fund, Destra or Flaherty & Crumrine or Destra Wolverine Dynamic Asset Fund are entitled to receive from the Fund an annual cash retainer.

Effective April 1, 2019, in consideration of the services rendered by the Independent Trustees, the Destra Fund Complex pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for his services in this capacity. The Destra Fund Complex consists of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund, the Destra Wolverine Dynamic Asset Fund, the Destra International & Event-Driven Credit Fund, the Destra Multi-Alternative Fund and the Destra Exchange-Traded Fund Trust, of which there is currently no active series. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year.

Prior to April 1, 2019, the Trust paid each Trustee $4,500 per series as annual compensation for serving as an Independent Trustee of the Trust and $500 per series for attendance at each Nominating and Governance Committee meeting and Audit Committee meeting. The Trust paid the Chairman of the Board an additional $3,000 per series per year for his services in that capacity.

The Board has determined that because of Mr. Dalmaso’s prior experience and position with the Trust, as well as his extensive knowledge of and work in the registered investment management industry, Mr. Dalmaso should receive compensation while serving as an Interested Trustee. In addition to the duties of an Interested Trustee, Mr. Dalmaso serves as a consultant to the Board.

The Fund also reimburses each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

The following table provides information (including reimbursement for travel and out-of-pocket expenses) for the fiscal year ended September 30, 2018. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Destra Fund Complex* Paid to Trustees
John S. Emrich, Trustee	$	None	None	None	$13,384
Michael S. Erickson, Trustee	$	None	None	None	$14,125
Jeffrey S. Murphy, Trustee	$	None	None	None	$16,879
Nicholas Dalmaso, Trustee	$	None	None	None	$18,975

* The term “Destra Fund Complex” refers to the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund, the Destra Wolverine Dynamic Asset Fund, each a series of the Trust, the Destra International & Event-Driven Credit Fund, the Destra Multi-Alternative Fund and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

Share Ownership

As of December 31, 2018, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

John S. Emrich	None	None
Michael S. Erickson	None	None
Jeffrey S. Murphy	None	None
Nicholas Dalmaso	None	None

* As of the date of this SAI, no shares of the Fund were outstanding.

As of December 31, 2018, none of the Independent Trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Control Persons and Principal Shareholders

No ownership information is provided because the Fund had not commenced operations prior to the date of this SAI.

Investment Adviser and Sub-Adviser

Investment Adviser

Destra Capital Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. Destra, located at 444 West Lake Street, Suite 1700, Chicago, Illinois 60606, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital Management LLC, a holding company, which is controlled by Continuum Funds Holdings, LLC. Continuum Funds Holdings, LLC is an affiliate of Continuum Capital Managers LLC, a multi-boutique asset manager that makes equity investments in investment advisers. Continuum Capital Managers LLC was founded in 2012 by Douglas Grip and Steve Vanourny. Destra is an affiliate of Destra Capital Investments LLC, the principal underwriter of the Fund’s shares. Destra Capital Investments LLC is also located at 444 West Lake Street, Suite 1700, Chicago, Illinois 60606.

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 1.10% of the Fund’s average daily net assets. Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of the Fund to certain limits until at least January 28, 2029, and will automatically continue in effect for successive twelve-month periods thereafter. Fees waived or expenses assumed pursuant to the arrangement are subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by the Adviser.

No advisory fee amounts are provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

The Fund, Destra and other related entities have adopted codes of ethics that significantly restrict Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions. These codes of ethics contain policies restricting securities trading in personal accounts of the officers, trustees and others who normally come into possession of information on portfolio transactions. These codes of ethics are on public file with, and are available from, the SEC. Destra Capital Investments LLC, the principal underwriter of the Fund, has adopted a code of ethics that permits personnel to acquire shares of the Fund pursuant to Item 17(e) of Form N-1A.

Sub-Adviser

Destra has selected Granahan Investment Management, Inc., 404 Wyman Street, Suite 460, Waltham, MA 02451, as sub-adviser to manage the investment portfolio of the Fund. Pursuant to an investment sub-advisory agreement, Destra has agreed to pay an annualized sub-advisory fee to Granahan equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Destra in respect of the Fund).

No Management Fee amounts are provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

Portfolio Managers

The following paragraphs provide certain information with respect to the Co-Lead Portfolio Managers and Portfolio Managers (together, the “portfolio managers”) of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.

Gary C. Hatton, CFA and Andrew L. Beja, CFA serve as the Fund’s Co-Lead Portfolio Managers and Jeffrey A. Harrison, CFA, Jennifer Pawloski and David M. Rose, CFA serve as the Fund’s Portfolio Managers. The portfolio managers are jointly responsible for the day-to-day management of the Fund.

Other Accounts Managed. The tables below illustrate other accounts where each of the above-mentioned portfolio managers has significant day-to-day management responsibilities as of June 30, 2019. The portfolio managers manage several strategies/accounts as a team.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets* (in millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees (in millions)

Gary C. Hatton	Other Registered Investment Companies	2	$1,049	0	$0
	Other Pooled Investment Vehicles	2	$44	0	$0
	Other Accounts	20	$289	0	$0
Andrew L. Beja	Other Registered Investment Companies	2	$1,049	0	$0
	Other Pooled Investment Vehicles	1	$242	1	$80
	Other Accounts	19	$537	1	$55
Jeffrey A. Harrison	Other Registered Investment Companies	1	$393	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	8	$101	0	$0
Jennifer M. Pawloski	Other Registered Investment Companies	1	$393	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	8	$101	0	$0
David M. Rose	Other Registered Investment Companies	1	$393	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	11	$102	0	$0

* Total assets reflect accounts managed jointly as part of a team.

Conflicts of Interest. In addition to the Fund, the portfolio managers jointly manage accounts for and other individual and institutional clients.

As a result, potential conflicts of interest may arise as follows:

●	Allocation of Limited Time and Attention. The portfolio managers may devote unequal time and attention to the management of all accounts. As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

●	Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

●	Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the portfolio managers may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

●	Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio managers differ among accounts. While GIM only charges fees based on assets under management for the Fund, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts, including performance-based compensation. Consequently, though the differences in such fee rates are slight, the portfolio managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit GIM.

GIM and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Sub-Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation of the Portfolio Managers. All analysts and portfolio managers at GIM are compensated with a base salary plus an annual bonus and profit sharing. Bonuses are based on an objective formula and have the potential to double, or more, an analyst or portfolio manager’s salary. The bonus formula accounts for individual contribution and performance sector teams (if applicable), with emphasis on three-year rolling performance against the applicable benchmark(s). The Sub-Adviser believes that the formula promotes accountability and sector teamwork and aligns GIM employees’ interests with those of its clients.

The portfolio managers for all sole-managed strategies, as well as for the Fund’s strategy, are also compensated on a performance-based revenue share with respect assets directly managed by the portfolio manager in those strategies. Internal performance goals for the portfolio managers are based on the Fund’s benchmark, the Russell 2000 Growth Index. Employee shareholders of GIM are also compensated through their equity in the firm, in the form of dividends.

Ownership of Securities. As of the date of this SAI, no shares of the Fund were outstanding.

Proxy Voting Policies

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Destra, which utilizes Glass, Lewis & Co. Glass, Lewis & Co.’s Proxy Voting Policies and Procedures are set forth in Appendix A.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at destracapital.com/strategies/literature, by calling 844-9DESTRA (933-7872) or by accessing the SEC’s website at https://www.sec.gov.

Administrator

UMB Fund Services, Inc. (“UMB”) serves as administrator pursuant to a Fund Administration and Accounting Agreement between the Trust and UMB dated September 24, 2018, as amended. UMB, located at 215 W. Galena Street, Milwaukee, Wisconsin 53212, provides administrative services and valuation and computation services. Prior to that Bank of New York Mellon, 101 Barclay Street, 13E, New York, New York 10286 performed these services.

No administration fee information is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

Portfolio Transactions

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities; the advisability of investing, purchasing or selling securities; and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund. The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Sub-Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to the Sub-Adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub-Adviser of research services.

The Sub-Adviser places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

No brokerage commission information is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

Payments to financial intermediaries based on transactional charges may include the payment or reimbursement of all or a portion of “networking fees.” Networking fees are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions or exchanges. The payment or reimbursement of networking fees creates an incentive for salespersons of an intermediary to sell shares of Destra Funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time.

No information on networking fees paid to broker-dealer firms with respect to the sale of Fund shares is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

The Fund is required to identify any securities of the Fund’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. No ownership information is provided since the Fund had not commenced operations prior to the date of this SAI.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Capital Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the Independent Trustees.

Net Asset Value

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and non-U.S. markets are generally valued at the closing sale prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Non-U.S. securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees (the “Valuation Procedures”). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain non-U.S. exchanges and the NYSE. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various non-U.S. markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the non-U.S. portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

Purchases

Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations or their agents or affiliates receive the orders, provided that such designated organizations or their agents or affiliates transmit the orders to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. Your financial intermediary, your plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and performing a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund does not issue share certificates. Shares will be registered in the name of the investor or the investor’s financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.

Class A Shares

The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good form your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), as shown in the table, except where Destra Capital Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, as a percentage of your net investment and a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Capital Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None

(1)	Offering Price includes the initial sales charge.

Below is an example of the method of computing the offering price of Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Hypothetical net asset value per share	$10.00
Per share sales charge: 4.50% of public offering price (4.71% of net asset value per share)	$0.47
Per share offering price to the public	$10.47

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances. For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in the Fund or in certain other Destra Funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above. The circumstances under which you may combine such ownership of shares and purchases are described below. If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary. In addition, additional sales charge reductions and waivers may be available. However, the availability of such waivers and reductions will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to the Fund’s Prospectus.

Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; (ii) directors, officers and employees of Destra Capital Management LLC, and their immediate family members, and its affiliates; and (iii) Trustees and officers, and their immediate family members, of the Fund. Immediate family members are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings. Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares. In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra Funds then held by you, or held in accounts identified under “Aggregating Accounts.” In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary, and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Destra Funds) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter. In order to apply purchases toward the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased), solely controlled business accounts and single-participant retirement plans. To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.

Class I Shares

Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Distribution and Shareholder Servicing Plan

Class A Shares

As described in the Prospectus, Class A shares have adopted a distribution and shareholder servicing plan (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class A Plan is a compensation-type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Class A Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Destra Capital Investments LLC, the Fund’s distributor, authorizes the payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

12b-1 Fees Incurred

No 12b-1 fee information is provided because the Fund had not commenced operations prior to the date of this SAI.

Renewal, Amendment and Termination

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (“12b-1 Trustees”). With the exception of Destra Capital Investments LLC, and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no Trustee of the Fund has a direct or indirect financial interest in the operation of the Plan or any related agreement. All material amendments to the Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of the Class A shares of the Fund or by vote of a majority of the Trustees.

Redemptions

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class I shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations or their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Tax Matters

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund’s counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Fund. Consequently, these summaries may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, U.S. Government Securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. Some capital gains dividends may be taxed at a maximum stated tax rate of 25% or 28%. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the highest tax bracket. Capital gains may also be subject to the Medicare tax described above. Some portion of your capital gains dividends may be taxed at a higher stated tax rate. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gains dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gains dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. In addition, to the extent the Fund designates dividends it pays to its shareholders as “section 199A dividends” such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates or as section 199A dividends.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of the Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes. Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted. Such exchanges may be subject to a contingent deferred sales charge (“CDSC”), a redemption fee or other fees, at the discretion of the Fund. Any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases, you may not be able to take a deduction for these expenses.

Foreign Tax Credit

If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gains dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gains dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

Capital Loss Carryforward

Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.

Frequent Trading

The Fund’s Frequent Trading Policy is as follows:

Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund. These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.

The Fund is designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares. These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).

(1)	General. The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.

Shares of the Fund may be held through accounts held in the name of a financial intermediary. These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund. The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy. The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.

(2)	Restrictions on Purchases and Redemptions. The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.

The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

(3)	Agreements. The Fund, Destra or Destra Capital Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.

The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies. Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges and exceptions to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO. If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing. Destra must document and maintain all records in connection with its procedures for six years. Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO. The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.

Underwriter

Destra Capital Investments LLC, 444 West Lake Street, Suite 1700, Chicago, IL 60606, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Destra Capital Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis. The cash-compensation rate at which Destra Capital Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which it receives a higher compensation rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Destra Capital Investments LLC sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund. Pursuant to the Distribution Agreement, Destra Capital Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including the printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Destra Capital Investments LLC receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Capital Investments LLC may act as such a Dealer. Destra Capital Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Shareholder Servicing Plans.” Destra Capital Investments LLC receives CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Capital Investments LLC pursuant to the distribution plan.

No underwriting commission information is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. Destra’s available resources to make these payments include profits from advisory fees received from the Fund. The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Disclosure of Portfolio Holdings

The Destra Funds have adopted a portfolio holdings disclosure policy that governs the dissemination of the Fund’s portfolio holdings and to ensure that the disclosure of information is in the best interests of the Fund Shareholders. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com. The Fund generally makes available top 10 portfolio holdings or issuer information on the Fund’s website monthly with an approximately 15-day lag. The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag. Additionally, the Fund publishes on the website other portfolio characteristics monthly on an approximately 15-day lag. This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q (or successor Form) for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (Cohen & Company, Ltd.), custodian (UMB Bank National Association), and financial printer (S2 Filings), to proxy voting service(s), legal counsel to the Fund (Drinker Biddle & Reath LLP) and legal counsel to the Independent Trustees (Moye White LLP).

The Fund’s Adviser and Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Board of Trustees upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

Other Service Providers

Cohen & Company, Ltd., 151 N. Franklin Street, Suite 575, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, Cohen & Company, Ltd. may provide assistance on accounting and tax and related matters.

The custodian of the assets of the Fund is UMB Bank N.A., 1010 Grand Boulevard, Kansas City, Missouri 64106. The custodian performs custodial services.

The Fund’s administrator, fund accountant, transfer, shareholder services and dividend paying agent is UMB Fund Services Inc., 235 W. Galena Street, Milwaukee, Wisconsin 53212.

General Trust Information

The Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on May 25, 2010. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are three series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof. The Fund does not offer Class C shares.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A

Proxy Voting Procedure

U.S. Guidelines

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. Glass Lewis believes that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Auditor Ratification

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends voting against the entire audit committee.

Executive Compensation

Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis believes the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, Glass Lewis believes that it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, Glass Lewis does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Anti-Takeover Measures

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain circumstances, Glass Lewis will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable qualifying offer clause.

Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

International Guidelines

Election of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium-and long-term. In Glass Lewis’s view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Financial Reporting

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. Glass Lewis will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of its report, Glass Lewis will recommend that shareholders abstain from voting on this proposal.

In many countries, companies must submit the allocation of income for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. However, Glass Lewis will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Glass Lewis generally supports management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where Glass Lewis believes the independence of an incumbent auditor or the integrity of the audit has been compromised.

Compensation

Glass Lewis closely reviews companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, Glass Lewis examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

Governance Structure

Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, Glass Lewis will analyze each change individually and will recommend voting for the proposal only when Glass Lewis believes that the amendments on balance are in the best interests of shareholders.

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what it believes to be a reasonable ‘qualifying offer’ clause.

Environmental and Social Risk

Glass Lewis believes companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, Glass Lewis believes companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When Glass Lewis identifies situations where shareholder value is at risk, it may recommend voting in favor of a reasonable and well-targeted shareholder proposal if it believes supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, Glass Lewis will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports; and/or (iii) directors (in egregious cases).

Continental Europe Guidelines

Election of Directors

When companies disclose sufficient relevant information, Glass Lewis looks at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, Glass Lewis will consider recommending abstaining on the directors’ election.

Financial Reporting

As a routine matter, shareholders in European companies are either asked to approve a company’s accounts and reports or to acknowledge receipt of the accounts and reports, which have already been approved by the board and management. A company’s consolidated financial statements combine the activities of the company with the activities of its subsidiaries. Some companies may seek separate approval of the consolidated and standalone accounts and reports. Unless there are concerns about the integrity of the financial statements or reports, Glass Lewis will recommend voting for these proposals. Glass Lewis will generally recommend voting for proposals seeking to acknowledge the receipt of a company’s accounts and reports provided they are available to shareholders. However, in the event that the audited financial statements have not been made available, Glass Lewis does not believe shareholders have sufficient information to make an informed judgment regarding these matters. As such, Glass Lewis will recommend that shareholders abstain from voting on the relevant agenda items.

In many European markets, companies must submit the allocation of annual profits or losses for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. With respect to dividends, Glass Lewis generally supports the board’s proposed dividend (or the absence thereof). However, Glass Lewis will give particular scrutiny to cases where a company’s dividend payout ratio, based on consolidated earnings, has decreased to an exceptionally low level (i.e., less than 10%) from a more reasonable payout ratio (i.e., over 10%), or where a company has eliminated dividend payments altogether without explanation. Glass Lewis will also scrutinize dividend payouts that are consistently excessively high relative to peers (i.e., over 100%) without satisfactory explanation. In most cases, Glass Lewis believes the board is in the best position to determine whether a company has sufficient resources to distribute a dividend to shareholders. As such, Glass Lewis will only recommend that shareholders refrain from supporting dividend proposals in exceptional cases.

Executive Compensation

Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis typically looks for compensation arrangements that provide for a mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, Glass Lewis believes it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, it does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Governance Structure

Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In such cases, Glass Lewis will analyze each change on its own. Glass Lewis will recommend voting for the proposal only when, on balance, it believes that the amendments are in the best interests of shareholders. In Europe, it is common for proposed technical amendments to a company’s articles of association, resulting from changes to corporate law or necessary changes to the wording of an article without changing the meaning of the article, to be bundled together under a single proposal. In such cases, Glass Lewis will recommend voting for the proposal.

Shareholder ratification of board, management and/or auditors’ acts during the previous fiscal year is required in many European markets. The legal consequences of the ratification vary by market, and Glass Lewis’s analysis and recommendations take this into account. Glass Lewis will evaluate each proposal on a case-by-case basis. Unless there are any concerns about the integrity and performance of the individuals being ratified, Glass Lewis will generally recommend voting for this proposal. Glass Lewis may recommend voting against or abstaining from voting on a ratification proposal under the following conditions: (i) members of the board, management or auditing firm have been accused or convicted of fraud or other illegal activities that may be damaging to shareholders’ interests; (ii) the report of the independent auditor notes a material weakness, serious restatement, or failure to comply with accounting norms; (iii) the board has consistently failed to address pressing shareholder concerns; or (iv) other exceptional cases in which the board has clearly failed to protect shareholders’ interests. In addition, when Glass Lewis has serious concerns regarding the actions of the board and no members of the board are up for election, Glass Lewis is more likely to recommend voting against the ratification of board acts.

Capital Management

Glass Lewis believes that adequate capital stock is important to a company’s operation. European companies are authorized to increase share capital through several methods, which may or may not involve the issuance of shares.

In general, issuing an excessive amount of additional shares and/or convertible securities can dilute existing holders. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares.

Shareholder Initiatives

Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally favor appropriately-crafted proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. Glass Lewis typically prefers to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when Glass Lewis sees a clear and direct link between the proposal and some economic or financial issue for the company. Glass Lewis feels strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. Glass Lewis believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

PART C:

OTHER INFORMATION

Destra Investment Trust (the “Registrant”)

Item 28.	Exhibits

(a)(1)	Declaration of Trust of the Registrant is incorporated by reference to Exhibit (a) to Registrant’s Registration Statement on Form N-1A (Reg. No. 811-22417) as previously filed on May 25, 2010.

(a)(2)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest is filed herewith.

(b)	Amended By-Laws of the Registrant are incorporated by reference to Exhibit (b) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2015.

(c)	Not applicable.

(d)(1)	Investment Management Agreement between Registrant and Destra Capital Advisors LLC is incorporated by reference to Exhibit (d)(1) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 29, 2018.

(d)(2)	Amendment to the Investment Management Agreement between Registrant and Destra Capital Advisors LLC is filed herewith.

(d)(3)	Investment Sub-Advisory Agreement among Registrant, on behalf of Destra Flaherty & Crumrine Preferred and Income Fund, Destra Capital Advisors LLC and Flaherty and Crumrine Incorporated is incorporated by reference to Exhibit (d)(2) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 29, 2018.

(d)(4)	Investment Sub-Advisory Agreement among Registrant, on behalf of Destra Wolverine Dynamic Asset Fund, Destra Capital Advisors LLC and Wolverine Asset Management, LLC is incorporated by reference to Exhibit (d)(3) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 29, 2018.

(d)(5)	Investment Advisory Agreement among Destra Capital Advisors LLC and Destra Wolverine Asset Subsidiary regarding Destra Wolverine Dynamic Asset is incorporated by reference to Exhibit (d)(4) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 29, 2018.

(d)(6)	Investment Sub-Advisory Agreement among Destra Wolverine Asset Subsidiary, Destra Capital Advisors LLC and Wolverine Asset Management, LLC regarding Destra Wolverine Dynamic Asset Fund is incorporated by reference to Exhibit (d)(5) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 29, 2018.

(d)(7)	Investment Sub-Advisory Agreement among Registrant, on behalf of Destra Granahan Small Cap Advantage Fund, Destra Capital Advisors LLC and Granahan Investment Management, Inc. is filed herewith.

(e)(1)	Distribution Agreement between Registrant and Destra Capital Investments LLC is incorporated by reference to Exhibit (e) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 29, 2018.

(e)(2)	Amendment to the Distribution Agreement between Registrant and Destra Capital Investments LLC is filed herewith.

(f)	Not applicable.

(g)(1)	Custody Agreement between UMB Bank N.A. and Registrant is incorporated by reference to Exhibit (g)(1) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2019.

(g)(2)	Custody Agreement between UMB Bank N.A and Destra Capital Advisors, LLC, relating to Destra Wolverine Asset Subsidiary is incorporated by reference to Exhibit (g)(2) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2019.

(g)(3)	Amendment to the Custody Agreement between UMB Bank N.A. and Registrant is filed herewith.

(h)(1)	Transfer Agency Agreement between UMB Fund Services, Inc. and Registrant is incorporated by reference to Exhibit (h)(1) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2019.

(h)(2)	Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and Registrant is incorporated by reference to Exhibit (h)(2) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2019.

(h)(3)	Administration, Fund Accounting and Recordkeeping Agreement between UMB Fund Services, Inc. and Destra Wolverine Asset Subsidiary is incorporated by reference to Exhibit (h)(3) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2019.

(h)(4)	Expense Reimbursement, Fee Waiver and Recovery Agreement between Registrant and Destra Capital Advisors LLC is incorporated by reference to Exhibit (h)(4) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2019.

(h)(5)	Amended and Restated Exhibit A to the Expense Reimbursement, Fee Waiver and Recovery Agreement is filed herewith.

(h)(6)	Amended and Restated Schedule A to the Transfer Agency Agreement between UMB Fund Services, Inc. and Registrant is filed herewith.

(h)(7)	Amended and Restated Schedule A to the Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and Registrant is filed herewith.

(i)(1)	Opinion of Counsel relating to Destra Wolverine Dynamic Asset Fund (f/k/a Destra Wolverine Alternative Opportunities Fund) is incorporated by reference to Exhibit (i) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on August 23, 2018.

(i)(2)	Opinion and Consent of Counsel is filed herewith.

(j)	Not applicable.

(k)	Not applicable.

(l)(1)	Form of Subscription Agreement is incorporated by reference to Exhibit (l) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on December 21, 2010.

(l)(2)	Form of Purchase Agreement between the Registrant and Destra Capital Advisors LLC relating to Destra Granahan Small Cap Advantage Fund is filed herewith.

(m)	Amended and Restated Distribution and Shareholder Servicing Plan is incorporated by reference to Exhibit (m) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on May 24, 2019.

(n)	Amended and Restated Multiple Class Plan is incorporated by reference to Exhibit (n) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on May 24, 2019.

(o)	Not applicable.

(p)	Destra Capital Investments LLC, Destra Capital Advisors LLC, Destra Open-End and Closed-End Funds and Destra Unit Investment Trusts Code of Ethics, dated June 2018 is incorporated by reference to Exhibit (p) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on May 24, 2019.

(z)	Powers of Attorney for Messrs. Dalmaso, Emrich, Erickson and Murphy are incorporated by reference to Exhibit (z) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 29, 2018.

Item 29.	Persons Controlled by or Under Common Control With Registrant

Not Applicable.

Item 30.	Indemnification

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of Investment Adviser

(a) Destra Capital Advisors LLC serves as investment adviser to the funds of the Registrant. Its principal address is 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. The principal executive officers of Destra Capital Advisors LLC are also directors, officers, employees or trustees of Destra Capital Investments LLC, an affiliated entity. Destra Capital Investments LLC’s principal address is 444 West Lake Street, Suite 1700, Chicago, Illinois 60606.

Information as to other business, profession, vocation or employment during the past two years of the officers and directors of Destra Capital Advisors LLC is as follows:

Name and Position with Destra Capital Advisors LLC	Employment During Past Two Years
Dominic C. Martellaro, President and Chief Executive Officer	President and Chief Executive Officer and Registered Salesperson of Destra Capital Advisors, LLC and Destra Capital Investments, LLC; Member, Destra Capital Management LLC
Jane Hong Shissler, Chief Compliance Officer	Chief Compliance Officer, Destra Capital Management LLC, Destra Capital Advisors, LLC and Destra Capital Investments, LLC (2016-present); Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP
Robert Watson, President	Head of Investments, Product & Marketing, Destra Capital Investments LLC

(b)       Flaherty and Crumrine Incorporated serves as investment sub-adviser to the Destra Flaherty & Crumrine Preferred and Income Fund, a series of the Registrant. Flaherty and Crumrine Incorporated’s principal address is 301 E. Colorado Blvd., Suite 720, Pasadena, California 91101. Information as to the officers and directors of Flaherty and Crumrine Incorporated is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

(c)       Wolverine Asset Management, LLC serves as investment sub-adviser to the Destra Wolverine Dynamic Asset Fund, a series of the Registrant. Wolverine Asset Management, LLC’s principal address is 715 West Jackson Blvd., Suite 340, Chicago, Illinois 60604. Information as to the officers and directors of Wolverine Asset Management, LLC is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

(d)       Granahan Investment Management, Inc. serves as investment sub-adviser to the Destra Granahan Small Cap Advantage Fund, a series of the Registrant. Granahan Investment Management, Inc.’s principal address is 404 Wyman Street, Suite 460, Waltham, Massachusetts 02451. Information as to the officers and directors of Granahan Investment Management, Inc. is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

Item 32.	Principal Underwriter

(a) Not applicable.

(b) Positions and Offices with Underwriter.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
James R. Yount 444 West Lake Street, Suite 1700 Chicago, Illinois 60606	President	None
Robert A. Watson 444 West Lake Street, Suite 1700 Chicago, Illinois 60606	Senior Managing Director	President
Dominic C. Martellaro 444 West Lake Street, Suite 1700 Chicago, Illinois 60606	Chief Executive Officer	None
Jane Hong Shissler 444 West Lake Street, Suite 1700 Chicago, Illinois 60606	Chief Compliance Officer	Chief Compliance Officer and Secretary

(c) Not Applicable.

Item 33.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Custodian, (3) the Investment Manager, (4) the Sub-Adviser(s), and/or (5) the Registrant’s counsel. The address of each is as follows:

1.	UMB Fund Services, Inc. 215 W. Galena Street Milwaukee, WI 53212

2.	UMB Bank, N.A. 1010 Grand Blvd. Kansas City, MO 64106

3.	Destra Capital Advisors LLC 444 West Lake Street, Suite 1700 Chicago, IL 60606

4.	a.	Flaherty and Crumrine Incorporated 301 E. Colorado Blvd., Suite 720 Pasadena, CA 91101

b.	Wolverine Asset Management, LLC 715 West Jackson Blvd., Suite 340 Chicago, IL 60604

c.	Granahan Investment Management, Inc. 404 Wyman Street, Suite 460 Waltham, MA 02451

5.	Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago, and state of Illinois on the 24th day of July, 2019.

Destra Investment Trust

By:	/s/ Robert Watson
Robert Watson
President

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

/s/ Robert Watson		President	July 24, 2019
Robert Watson

/s/ Derek Mullins		Chief Financial Officer	July 24, 2019
Derek Mullins		& Treasurer

* Nicholas Dalmaso		Trustee	July 24, 2019
Nicholas Dalmaso

* John S. Emrich		Trustee	July 24, 2019
John S. Emrich

* Michael S. Erickson		Trustee	July 24, 2019
Michael S. Erickson

* Jeffrey S. Murphy		Trustee	July 24, 2019
Jeffery S. Murphy

*By:	/s/ Robert Watson
Robert Watson
Attorney-In-Fact (pursuant to Power of Attorney)

Exhibit Index

(a)(2)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest

(d)(2)	Amendment to the Investment Management Agreement between Registrant and Destra Capital Advisors LLC

(d)(7)	Investment Sub-Advisory Agreement among Registrant, on behalf of Destra Granahan Small Cap Advantage Fund, Destra Capital Advisors LLC and Granahan Investment Management, Inc.

(e)(2)	Amendment to the Distribution Agreement between Registrant and Destra Capital Investments LLC

(g)(3)	Amendment to the Custody Agreement between UMB Bank N.A. and Registrant

(h)(5)	Amended and Restated Exhibit A to the Expense Reimbursement, Fee Waiver and Recovery Agreement

(h)(6)	Amended and Restated Schedule A to the Transfer Agency Agreement between UMB Fund Services, Inc. and Registrant

(h)(7)	Amended and Restated Schedule A to the Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and Registrant

(i)(2)	Opinion and Consent of Counsel

(l)(2)	Form of Purchase Agreement between the Registrant and Destra Capital Advisors LLC relating to Destra Granahan Small Cap Advantage Fund